EXHIBIT 10.4

AMENDMENT NO. 3
Dated as of May 5, 2015
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of December 14, 2011
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of May 5, 2015 by and among (i) Franklin Electric Co., Inc., an Indiana corporation (the “US Borrower”), Franklin Electric B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch Borrower” and, together with the US Borrower, the “Borrowers”), (ii) the financial institutions listed on the signature pages hereof and (iii) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of December 14, 2011 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:
“Bond Purchase and Loan Agreement” means that certain Bond Purchase and Loan Agreement, dated December 31, 2012 among The Board of Commissioners of the County of Allen, acting for and on behalf of Allen County, Indiana, a county and political subdivision of the State of Indiana, the US Borrower, and each of the Bondholders referred to therein and from time to time a party thereto, under which the US Borrower has issued Project Bonds referred to therein in an aggregate principal amount $25,000,000.
“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.
“Notes and BPLA Guarantees” has the meaning set forth in Section 6.12(a)(ii).
“2004 Note Purchase Agreement” means that certain Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of September 9, 2004, among the US Borrower and the “Purchasers” referred to therein, as amended by that certain letter agreement dated as of April 9, 2007, that certain Amendment No. 2 dated as of February 26, 2008, that certain Amendment No. 3 dated as of July 22, 2010, that certain Amendment No. 4 dated as of December 14, 2011 and that certain Amendment No. 5 dated as of December 31, 2012, under which the US Borrower has issued senior unsecured notes in an original aggregate principal amount of $150,000,000 (the “2004 Senior Notes”), which shall be pari passu with the Loans and other obligations hereunder, as such 2004 Senior Notes and such 2004 Note Purchase Agreement may be amended, restated, supplemented, modified, extended, or refinanced or replaced (to the extent such refinancing or replacement is with the proceeds of another private placement issuance), from time to time in a manner that is not materially adverse to the interests of the Lenders.

“2004 Senior Notes” is defined in the definition of “2004 Note Purchase Agreement” above.
(b)The definition of “Priority Debt” contained in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Priority Debt” shall mean the sum of (i) Debt of the Company or any Guarantor which is secured by a Lien under Section 6.03(vii) and (ii) Debt of any Subsidiary (other than a Guarantor) (including, but not limited to, any Debt of a Subsidiary which consists of a Guarantee of Debt of the Company), excluding, however, Debt of Subsidiaries owing to the Company and Debt of any Subsidiary (other than a Significant Subsidiary) to any other Subsidiary.
(c)Section 5.12 of the Credit Agreement is amended to insert immediately after the phrase “a Domestic Subsidiary” now appearing therein, the following: “(other than any Domestic Subsidiary in respect of which all of the Equity Interests thereof shall be owned, directly or indirectly, by any Foreign Subsidiary)”.
(d)Section 6.03(vii) of the Credit Agreement is amended and restated in its entirety to read as follows:
(vii)    Liens not otherwise permitted by the foregoing clauses of this Section securing Debt (other than the Loans) provided that Priority Debt at no time exceeds twenty percent (20%) of Consolidated Net Worth (notwithstanding the foregoing, the basket in this subclause (vii) shall not be used to provide credit enhancements (in any form, including Liens and Guarantees) to the purchasers under the 2004 Note Purchase Agreement or any other private placement issuance of Debt or to the purchasers under the Bond Purchase and Loan Agreement); and
(e)Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 6.12. Limitation on Debt. The Borrowers shall not:

(a)	permit any Significant Subsidiary to create, incur, assume or suffer to exist any Debt, except:

(i)	Debt owing by any Significant Subsidiary to the Borrowers; and

(ii)
so long as the Borrowers would be in compliance with Sections 5.08 and 5.09 hereof (calculated as of the date of, and after giving effect to, the incurrence of such Debt), Guarantees of the 2004 Senior Notes and the Bond Purchase and Loan Agreement (collectively, the “Notes and BPLA Guarantees”), and additional Guarantees of Debt of the US Borrower on terms and conditions no more restrictive on the Borrowers and their Subsidiaries taken as a whole than the terms and conditions of the Notes and PBLA Guarantees, in each case solely to the extent such Guarantees shall be unsecured and either junior in right of payment to the Loans and other obligations hereunder or pari passu to the Loans and other obligations hereunder, provided that the Borrowers shall promptly provide the Administrative Agent with a copy of any documentation evidencing such Guarantees and any modification to such Guarantees; or

(b)     create, incur, assume, permit or suffer to exist any other Debt, except:

(i)	Debt of any Borrower or any Subsidiary (other than a Significant Subsidiary) owing to any Borrower or any Subsidiary;

(ii)
other Debt of any Borrower or Subsidiaries (other than Significant Subsidiaries), so long as Priority Debt at no time exceeds twenty percent (20%) of Consolidated Net Worth; provided that (x) so long as the Borrowers would be in compliance with Sections 5.08 and 5.09 hereof (calculated as of the date of, and after giving effect to, the incurrence of such Debt), Material Subsidiaries may enter into Notes and BPLA Guarantees, and additional Guarantees of Debt of the US Borrower on terms and conditions no more restrictive on the Borrowers and their Subsidiaries taken as a whole than the terms and conditions of the Notes and BPLA Guarantees, in each case solely to the extent such Guarantees shall be unsecured and either junior in right of payment to the Loans and other obligations hereunder or pari passu to the Loans and other obligations hereunder, provided that the Borrowers shall promptly provide the Administrative Agent with a copy of any documentation evidencing such Guarantees and any modification to such Guarantees and (y) except as provided in clause (x), the basket in this subclause (ii) shall not be used to provide credit enhancements (in any form, including Liens and Guarantees) to the purchasers under the 2004 Note Purchase Agreement or any other private placement issuance of Debt or to the purchasers under the Bond Purchase and Loan Agreement; and

(iii)	Receivables Transaction Attributed Debt and/or Debt incurred pursuant to Qualified Receivables Transactions in an aggregate amount not to exceed $30,000,000 at any time.
(f)The Administrative Agent and the Lenders party hereto hereby waive any Events of Default resulting from any noncompliance prior to the date hereof with Sections 3.07, 4.02, 5.02(a) and 5.12 of the Credit Agreement solely as a result of the failure to cause each of Franklin Control Systems, Inc., Franklin Electric Ventures LLC, Pioneer Pump Holdings, Inc. and Pioneer Pump, Inc., each being Significant Subsidiaries of the US Borrower, to become a Guarantor in accordance with the requirements of Section 5.12 of the Credit Agreement.
(g)The Administrative Agent and the Lenders party hereto hereby waive any (i) Events of Default resulting from any noncompliance prior to the date hereof with Sections 3.03, 3.07, 4.02 and 5.02(a) of the Credit Agreement solely as a result of any noncompliance with the terms of the 2004 Note Purchase Agreement and the Bond Purchase and Loan Agreement as a result of each of Franklin Electric International, Inc., Franklin Fueling Systems, Inc. and Intelligent Controls, Inc. being Guarantors and (ii) waive any Event of Default arising prior to the date hereof under Section 7.01(g) resulting therefrom.
(h)For purposes of Section 9.01(a)(i) of the Credit Agreement, the US Borrower’s address at 400 E. Spring Street, Bluffton, IN 46714 shall be updated to be 9255 Coverdale Road, Fort Wayne, Indiana 46809.
2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the receipt by the Administrative Agent of (a) counterparts of (ii) this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (b) each of the other documents and certificates described on Annex I attached hereto.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the other Loan Documents to which such Borrower is a party (any such Loan Document as modified hereby) constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (as amended hereby) are true and correct in all material respects, except (1) to the extent any such representation or warranty is stated to relate to an earlier date and (2) for changes in the Schedules to the Credit Agreement reflecting transactions after the Effective Date permitted by the Credit Agreement.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. Furthermore, this Amendment and the subject matter hereof shall not constitute a course of dealing or a consent to any departure by any Borrower from any other term or requirement of the Credit Agreement or any other Loan Document or create any implication that the Administrative Agent or the Lenders would be willing under any circumstances in the future to provide the Borrowers with any additional waivers, amendments or other accommodations.
(d)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by electronic transmission shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
FRANKLIN ELECTRIC CO., INC.,
as a Borrower

By: /s/ John J. Haines
Name: John J. Haines
Title: Chief Financial Officer

FRANKLIN ELECTRIC B.V.,
as a Borrower

By: /s/ Lars van Marrelo
Name: Lars van Marrelo
Title: Director A

By: /s/ John Jay Haines
Name: John Jay Haines
Title: Director B

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ Morgan K. Boudler
Name: Morgan K. Boudler
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Matthew Schmaling
Name: Matthew Schmaling
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jesse Mullins
Name: Jesse Mullins
Title: Assistant Vice President

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Graeme Robertson
Name: Graeme Robertson
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By: /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Second Amended and Restated Credit Agreement dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Franklin Electric Co., Inc., Franklin Electric B.V., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of May 5, 2015 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: May 5, 2015

FRANKLIN CONTROL SYSTEMS, INC.
FRANKLIN ELECTRIC INTERNATIONAL, INC.
FRANKLIN ELECTRIC VENTURES LLC FRANKLIN FUELING SYSTEMS, INC.
INTELLIGENT CONTROLS, INC.
PIONEER PUMP HOLDINGS, INC.
PIONEER PUMP, INC.

each as a Guarantor

By: /s/ Jeffrey T. Frappier
Name: Jeffrey T. Frappier
Title: Treasurer

ANNEX I
AMENDMENT NO. 3 TO

FRANKLIN ELECTRIC CO., INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

May 5, 2015

LIST OF CLOSING DOCUMENTS Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above-defined Credit Agreement. Items appearing in bold and italics shall be prepared and/or provided by the Borrower and/or Borrower’s counsel.

A.    LOAN DOCUMENTS

1.
Amendment No. 3 (the “Amendment”) to Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) by and among Franklin Electric Co., Inc., an Indiana corporation (the “US Borrower”), Franklin Electric B.V., a Netherlands corporation (the “Dutch Borrower”, and together with the US Borrower, the “Borrowers”), the institutions from time to time parties thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”).

2.
Supplemental Guaranty for Franklin Control Systems, Inc., an Oregon corporation, Franklin Electric Ventures LLC, an Indiana limited liability company, Pioneer Pump Holdings, Inc., a Delaware corporation, and Pioneer Pump, Inc., a Texas corporation, (collectively, the “New Guarantors”) with respect to that certain Subsidiary Guaranty, dated as of December 14, 2011, executed by the New Guarantors in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

B.    CORPORATE DOCUMENTS

3.
Certificate of an officer of each New Guarantor certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of such New Guarantor, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the bylaws or other applicable organizational document, as attached thereto, of such New Guarantor as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such New Guarantor authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of each New Guarantor authorized to sign the Loan Documents to which it is a party, and (in the case of the Borrower) authorized to request a Borrowing or the issuance of a Letter of Credit under the Credit Agreement.

4.	Good Standing Certificate (or analogous documentation, if applicable) for each New Guarantor from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization.

5.	W-9’s with respect to each of the New Guarantors.

C.    OPINIONS

6.	Opinion of the New Guarantors’ counsel, Schiff Hardin LLP, in form and substance acceptable to the Administrative Agent and its counsel.